                                                                     EXHIBIT h.1

                         PIMCO Floating Rate Income Fund
                        (a Massachusetts business trust)

                [_________] Common Shares of Beneficial Interest
                          (Par Value $.00001 Per Share)

                           FORM OF PURCHASE AGREEMENT

                                                               August [__], 2003

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Janney Montgomery Scott LLC
McDonald Investments Inc., a KeyCorp Company
TD Waterhouse Investor Services, Inc.
Wedbush Morgan Securities Inc.
Quick & Reilly, Inc.
c/o Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
North Tower
World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     PIMCO Floating Rate Income Fund, a Massachusetts business trust (the "Fund") and the Fund's investment manager, PIMCO Advisors Fund Management LLC, a Delaware limited liability company ("PAFM"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Wachovia Capital Markets, LLC are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, par value $.00001 per share, of the Fund ("Common Shares") set forth in said Schedule A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of additional Common Shares for the sole purpose of covering overallotments, if any. The aforesaid Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." PAFM and the Fund's sub-adviser, Pacific Investment Management Company LLC, a Delaware limited liability company ("PIMCO"), are sometimes referred to herein as the "Managers."

     The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-106334 and No. 811-21374) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations or (ii) if the Fund has elected to rely upon Rule 434 ("Rule 434") of the Rules and Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 497. The information included in any such prospectus or Term Sheet, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information or the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated July 24, 2003 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Fund and PAFM. The Fund and PAFM jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration

     Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or PAFM, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with in all material respects.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement, the notification of Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Fund will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

          Each preliminary prospectus and the prospectus filed as part of the effective Registration Statement or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

          The foregoing representations in this Section 1(a)(i) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters or their agents expressly for use in the Registration Statement, 462(b) Registration Statement, Prospectus or preliminary prospectus (or any amendment or supplement to any of the foregoing).

          (ii) Independent Accountants. As of the date of the report of the independent accountants contained in the Registration Statement, the accountants who certified the statement of assets and liabilities included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

          (iii) Financial Statements. The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Fund in all material respects at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

          (iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

          (v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares.

          (vi) Good Standing of the Fund. The Fund has been duly organized and is validly existing as an unincorporated voluntary association in good standing under the laws of The Commonwealth of Massachusetts and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) No Subsidiaries. The Fund has no subsidiaries.

          (viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Manager, threatened by the Commission.

          (ix) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter. For purposes of this Section 1(a)(ix), the Fund and the Manager shall be entitled to rely on representations from such officers and trustees.

          (x) Capitalization. The authorized, issued and outstanding shares of beneficial interest of the Fund is as set forth in the Prospectus as of the date thereof under the caption "Description of Shares." All issued and outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable (except as described in the Registration Statement) and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

          (xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, (except as provided in the Registration Statement). The Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same to the extent such rights are set forth; no holder of the Securities will be subject to personal liability by reason of being such a holder (except as described in the Registration Statement); and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund (other than the right of PAFM's parent company, Allianz Dresdner Asset Management of America L.P. ("ADAM"), to purchase securities as set forth in Section 2 hereof).

          (xii) Absence of Defaults and Conflicts. The Fund is not in violation of its agreement and declaration of trust or by-laws, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement, the Portfolio Management Agreement, the Custodian Agreement and the Transfer Agency Services Agreement referred to in the Registration Statement (as used herein, the "Investment Management Agreement," the "Portfolio Management Agreement," the "Custodian Agreement" and the "Transfer Agency Services Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the agreement and declaration of trust or by-laws of the Fund or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations, other than State securities or "blue sky" laws applicable in connection with the purchase and distribution of the Securities by the Underwriters pursuant to this Agreement. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

          (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund or the Manager, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv) Accuracy of Exhibits. There are no material contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

          (xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or under the rules of the National Association of Securities Dealers, Inc ("NASD") or state securities laws.

          (xvii) Possession of Licenses and Permits. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus, except where the absence of such possession would not result in a Material Adverse Effect; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii) Advertisements. Any advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts" and "electronic road show presentations") authorized in writing by or prepared by the Fund or the Manager used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Moreover, all sales material complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD").

          (xix) Subchapter M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

          (xx) Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, a preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or the 1940 Act or the Rules and Regulations.

          (xxi) Accounting Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations; (C) access to assets is permitted only in accordance with the management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxii) Absence of Undisclosed Payments. To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (xxiii) Material Agreements. This Agreement, the Investment Management Agreement, the Portfolio Management Agreement, the Custodian Agreement and the Transfer Agency Services Agreement have each been duly authorized by all requisite action on the part of the Fund and executed and delivered by the Fund, as of the dates noted therein, and each complies with all applicable provisions of the 1940 Act in all material respects. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Investment Management Agreement, the Portfolio Management Agreement, the Custodian Agreement and the Transfer Agency Services Agreement, each of the Investment Management Agreement, the Portfolio Management Agreement, the Custodian Agreement and the Transfer Agency Services Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state laws.

          (xxiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

          (xxv) NYSE Listing. The Securities have been duly authorized for listing, upon notice of issuance, on the New York Stock Exchange ("NYSE") and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

     (b) Representations and Warranties by PAFM. PAFM represents and warrants to each Underwriter on behalf of itself and, where applicable, PIMCO, as of the date hereof, as of the Closing

Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referenced to in Section 2(b) hereof as follows:

          (i) Good Standing of the Managers. PAFM has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, and PIMCO has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and each is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a Material Adverse Effect on either Manager's ability to provide services to the Fund.

          (ii) Manager Status. Each of the Managers is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Investment Management Agreement for the Fund as contemplated by the Prospectus.

          (iii) Description of Managers. The description of the Managers in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iv) Capitalization. Each of the Managers has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Investment Management Agreement or Portfolio Management Agreement to which it is a party.

          (v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement, the Investment Management Agreement, the Portfolio Management Agreement, the Additional Compensation Agreement between PAFMand Merrill Lynch and the Additional Compensation Agreements between PAFMand each Qualifying Underwriter (as such term is defined in the Prospectus) have each been duly authorized, executed and delivered by each Manager that is a party thereto, and (assuming the due authorization, execution and delivery by each of the parties thereto) the Investment Management Agreement, the Portfolio Management Agreement and the Additional Compensation Agreements each constitute a valid and binding obligation of each respective Manager that is a party thereto, enforceable against it in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement, the Investment Management Agreement, the Portfolio Management Agreement or the Additional Compensation Agreements nor the performance by either of the Managers, if a party thereto, of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which such Manager is a party or by which it is bound, the certificate of formation, the operating agreement, or other organizational documents of such Manager, or to such Manager's knowledge, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over such Manager or its respective properties or operations; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Managers of the transactions contemplated by this Agreement, the Investment Management Agreement, the Portfolio Management Agreement and the Additional Compensation Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

          (vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of either Manager to perform its respective obligations under this Agreement and the respective Investment Management Agreement and Portfolio Management Agreement to which it is a party.

          (vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of either Manager, threatened against or affecting such Manager or any "affiliated person" (as such term is defined in the 1940 Act) of such Manager or any partners, trustees, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the relevant Manager, materially and adversely affect the properties or assets of the relevant Manager or materially impair or adversely affect the ability of the relevant Manager to function as an investment manger or sub-adviser, as applicable, or perform its obligations under the Investment Management Agreement or the Portfolio Management Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus.

          (viii) Absence of Violation or Default. Each Manager is not in violation of certificate of formation, its operating agreement or other organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a Material Adverse Effect on either Manager's ability to function as an investment manager or sub-adviser, as applicable, or perform its obligations under the Investment Management Agreement or Portfolio Management Agreement.

     (c) Officer's Certificates. Any certificate signed by any officer of the Fund or either Manager delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or the relevant Manager, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not
jointly, to purchase up to an additional              Common Shares in the
                                         ------------
aggregate at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option

Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be earlier than the third day after the date on which the option is being exercised nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The Fund also agrees, subject to all the terms and conditions set forth herein, to sell to ADAM, and, upon the basis of the representations, warranties and agreements of the Fund herein contained and subject to all the terms and conditions set forth herein, ADAM shall have the right to purchase from the Fund, at the same purchase price per share as the Underwriters shall pay for the Option Securities, up to an aggregate of Securities (the "PAFM Securities").

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 or at such other place as shall be agreed upon by the Representatives and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Date of Delivery as specified in the notice from the Representatives to the Fund.

     Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The place and time of closing for the PAFM Securities shall be as agreed upon by PAFM and the Fund, except that the date of such closing for the PAFM Securities shall in no event be earlier than the relevant Date of Delivery.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants.

     (a) The Fund and PAFM, jointly and severally, covenant with each Underwriter as follows:

          (i) Compliance with Securities Regulations and Commission Requests. With respect to the offering of the Securities, the Fund, subject to
     Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or, to the knowledge of the Fund or PAFM, threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make every reasonable effort to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Filing of Amendments. With respect to the offering of the Securities, the Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (iii) Delivery of Registration Statements. The Fund will deliver upon request to the Representatives and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver upon request to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. Any copies of the Registration Statement and each amendment thereto so requested and furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. No copy of a post-effective amendment shall be required to be delivered after one year from the date hereof.

          (iv) Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request; provided that, if the supplement or amendment is required exclusively as a result of a misstatement in or omission from the information provided to the Fund in writing by the Underwriters expressly for use in the Prospectus, the Fund may deliver such supplement or amendment to the Underwriters and dealers at a reasonable charge not to exceed the actual cost thereof to the Fund.

          (vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign business trust or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (vii) Rule 158. The Fund will make generally available to its securityholders, as soon as practicable after the first fiscal year of the Fund covering a full twelve-month period, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in substantially the manner specified in the Prospectus under "Use of Proceeds".

          (ix) Listing. The Fund will use its reasonable best efforts to effect the listing of the Securities on the NYSE, subject to notice of issuance, concurrently with the effectiveness of the Registration Statement.

          (x) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Securities to be sold hereunder or (2) Common Shares issued or, for the avoidance of doubt, purchased in the open market pursuant to any dividend reinvestment plan.

          (xi) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

          (xii) Subchapter M. The Fund will use its best efforts to comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

          (xiii) No Manipulation of Market for Securities. The Fund will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities in violation of federal or state securities laws, and (b) until the Closing Date, or the Date of Delivery, if any, (i) except for share repurchases permitted in accordance with applicable laws and purchases of Securities in the open market pursuant to the Fund's dividend reinvestment plan, sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund.

          (xiv) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, or as soon thereafter as practicable, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the reasonable costs of the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisers, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay to Merrill Lynch, on behalf of the Underwriters, $.00667 per share of the Securities purchased pursuant to this Agreement as partial reimbursement of expenses incurred in connection with the offering. The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than sales load) exceed $.04 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than sales load, but inclusive of the reimbursement of Underwriter expenses of $.00667 per share) does not exceed $.04 per share.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a) hereof, the Fund and PAFM, jointly and severally, agree that they shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses arising out of this Agreement, including the fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations.

     The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and PAFM contained in
Section 1 hereof or in certificates of any officer of the Fund or PAFM delivered pursuant to the provisions hereof, to the performance by the Fund and PAFM of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or, to the knowledge of counsel to the Fund and counsel to PAFM, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A or a certification must have been filed in accordance with Rule 497(j)) or, if the Fund has elected to rely on upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 497.

     (b) Opinion of Counsel for Fund and the Managers. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Ropes & Gray LLP, counsel for the Fund and Newton B. Schott, Jr., Esq., internal counsel for PAFM, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibits A-1 and A-2 hereto or in such other form and substance as may be reasonably satisfactory to counsel to the Underwriters.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (A) (ii) and (iii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Fund), (i), (v), (vi) and (xiv), (iii) (solely as to the information in the Prospectus under "Description of Shares") and the third to last paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

     (d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representatives shall have received (A) a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of PAFM, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a) and (b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Managers, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or are contemplated by the Commission and (B) a certificate of the President or a Vice President or Managing Director of PIMCO, dated as of Closing Time, to the effect that (i) the description of PIMCO and its business, and the statements attributable to PIMCO in the Registration Statement (and any amendment or supplement thereto) under the headings "Prospectus Summary--Portfolio Manager," "Management of the Fund--Portfolio Manager" and in the first four paragraphs under the heading "Investment Manager and Portfolio Manager--Portfolio Manager," at the time such Registration Statement became effective, were true and correct and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or the description of PIMCO and its business, and the statements attributable to PIMCO in the Prospectus (and any amendment or supplement thereto) under the headings "Prospectus Summary--Portfolio Manager" and "Management of the Fund--Portfolio Manager," at the time the Prospectus was issued, were true and correct and did not, or at the Closing Time, are true and correct and do not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     (h) Execution of Additional Compensation Agreement. At Closing Time, Merrill Lynch shall have received the Additional Compensation Agreement, dated the date of the Closing Time, as executed by PAFM.

     (i) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) Officers' Certificates. Certificates, dated such Date of Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of each of the Managers, as applicable, confirming that the information contained in the applicable certificate delivered by each of them at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinions of Counsel for the Fund and the Managers. The favorable opinions of Ropes & Gray LLP, counsel for the Fund, and Newton B. Schott, Jr., Esq., internal counsel for PAFM, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (iv) Bring-down Comfort Letter. A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such opinions, certificates and other documents as they may reasonably require from the Fund and the Managers for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Managers in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of Underwriters. The Fund and PAFM, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Fund and PAFM; and

          (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Managers by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage and expense purchased the Securities which are the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Prospectus was delivered to such Underwriter in a timely manner and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Securities to such person.

     (b) Indemnification of Fund, PAFM, Trustees and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and PAFM, their respective directors and trustees, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or PAFM within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Manager by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Indemnification for Marketing Materials. In addition to the foregoing indemnification, the Fund and PAFM also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material.

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and PAFM. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution.

     If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then, each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and PAFM on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and PAFM on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Fund and PAFM on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Fund and PAFM on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or PAFM or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Fund, PAFM and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Fund and each director of PAFM, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or PAFM, within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and PAFM, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or the Managers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Managers, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Managers, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters.

     If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representatives or the Fund shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Tax Disclosure.

     Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Fund and its Advisor (and each employee, representative or other agent of the Fund) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

     SECTION 12. Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, Merrill Lynch & Co., North Tower, 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; and notices to the Fund or the Managers shall be directed, as appropriate, to the office of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105, attention Brian Shlissel, with a copy to PIMCO Advisors Fund Management LLC, 2187 Atlantic Street, Stamford, CT 06902, attention Newton B. Schott, Jr.

     SECTION 13. Parties.

     This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Fund, PAFM and their respective partners and successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, PAFM and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, PAFM and their respective partners and successors, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 16. Massachusetts Business Trust.

     A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and PAFM in accordance with its terms.

                                        Very truly yours,


                                        PIMCO FLOATING RATE INCOME FUND


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PIMCO ADVISORS FUND MANAGEMENT LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Janney Montgomery Scott LLC
McDonald Investments Inc., a KeyCorp Company
TD Waterhouse Investor Services, Inc.
Wedbush Morgan Securities Inc.
Quick & Reilly, Inc.


By: Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


By:
    ------------------------------
    Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                   Number of
           Name of Underwriter                                Initial Securities
           -------------------                                ------------------

Merrill Lynch, Pierce, Fenner & Smith
   Incorporated ...........................................

Wachovia Capital Markets, LLC

A.G. Edwards & Sons, Inc.

RBC Dain Rauscher Inc.

Advest, Inc.

Robert W. Baird & Co. Incorporated

Crowell, Weedon & Co.

Janney Montgomery Scott LLC

McDonald Investments Inc., a KeyCorp Company

TD Waterhouse Investor Services, Inc.

Wedbush Morgan Securities Inc.

Quick & Reilly, Inc.

   Total ..................................................

                                    Sch A-1

                                   SCHEDULE B

                         PIMCO Floating Rate Income Fund
                [_________] Common Shares of Beneficial Interest
                          (Par Value $.00001 Per Share)

     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $20.00.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $19.35, being an amount equal to the initial public offering price set forth above less $0.65 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities.

                                    Sch B-1

                                                                     Exhibit A-1

                        FORM OF OPINION OF FUND'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

                                August [__], 2003

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the Several Underwriters listed on
   Schedule A to the Purchase Agreement
      c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower World Financial Center
New York, New York  10080

Ladies and Gentlemen:

     We have acted as counsel to PIMCO Floating Rate Income Fund (the "Fund") in
connection with the proposed issuance of                common shares of
                                         --------------
beneficial interest, with a par value of $0.00001 per share (the "Shares"). This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement dated as of August [ ], 2003 (the "Purchase Agreement") among the Fund, PIMCO Advisors Fund Management LLC (the "Investment Manager") and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the underwriters listed on Schedule A thereto (the "Underwriters"). Capitalized terms used in this opinion, unless otherwise defined, have the meanings specified in the Purchase Agreement.

     We have examined signed copies of the registration statement of the Fund on Form N-2 (File No. 333-106334) under the Securities Act of 1933, as amended (the "Securities Act"), and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), including all exhibits thereto, as filed with the Securities and Exchange Commission (the "Commission") on June 20, 2003 (the "Original Registration Statement"), Pre-Effective Amendment No. 1 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on July 25, 2003 ("Pre-Effective Amendment No. 1"),Pre-Effective Amendment No. 2 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on [______________] ("Pre-Effective Amendment No. 2") and Pre-Effective Amendment No. 3 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on [______________] ("Pre-Effective Amendment No. 3" and, together with the Original Registration Statement,Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 2, the "Registration Statement"); the Fund's Notification of Registration on Form N-8A (File No. 811-21374) under the Investment Company Act, as filed with the Commission on June 20, 2003 (the "Notification of Registration"); the Fund's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as filed with the Commission on August 21, 2003 (the "Exchange Act Registration Statement"); the Fund's Agreement and Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file in the offices of the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston; the By-laws of the Fund, as amended to the date hereof (the "By-laws"); a copy of the Prospectus dated August [ ], 2003, relating to the Shares and the Statement of Additional Information of the Fund dated August [ ], each as filed with the Commission pursuant to Rule 497 under the Securities Act on August [ ], 2003 (together, the

"Prospectus"); the Investment Management Agreement dated as of August 19, 2003, between the Fund and the Investment Manager (the "Investment Management Agreement"); the Portfolio Management Agreement dated as of August 19, 2003, between Pacific Investment Management Company LLC (the "Portfolio Manager") and the Investment Manager (the "Portfolio Management Agreement"), as agreed to and accepted by the Fund; the Custodian Agreement dated as of, 2003, between the Fund and State Street Bank and Trust Company (the "Custodian Agreement"); and the Transfer Agency Services Agreement dated as of, 2003, between the Fund and PFPC Inc. (the "Transfer Agency Agreement," and, together with the Custodian Agreement, the "Fund Agreements"); and the Purchase Agreement. Additionally, we have relied upon the order of the Commission pursuant to Section 8(a) of the Securities Act declaring the Registration Statement effective as of p.m. on August, 2003, and upon the oral representation of of the Commission staff to the effect that the Exchange Act Registration Statement and the Registration Statement became effective as of p.m. on, 2003; a letter dated July 31, 2003, from Noreen M. Culhane, Corporate Listings and Compliance of the New York Stock Exchange, authorizing the Shares for listing on such Exchange; and the oral representation by a member of the Commission staff on the date hereof that as of August [ ], no stop order suspending the effectiveness of the Registration Statement had been issued and no proceeding for any such purpose was pending or threatened.

     We have also examined and relied upon the original or copies of written consents of shareholders and the Board of Trustees of the Fund and copies of resolutions of the Board of Trustees of the Fund certified by the Secretary of the Fund, the documents delivered to the Underwriters by the Fund, the Investment Manager and the Portfolio Manager dated as of the date hereof pursuant to the Purchase Agreement and such other documents, including certificates of officers of the Fund, as we have deemed necessary for purposes of rendering our opinions below. For purposes of paragraph 2 below, we have relied solely on (1) the certificate of recent date of the Secretary of State of the State of California as to the entitlement of the Fund to transact intrastate business in the State of California, (2) a Certificate of the Special Deputy Secretary of State of the State of New York dated, 2003, certifying copies of
(a) a Certificate of Designation by the Fund dated, 2003 and (b) a Statement under Section 18 of the New York General Associations Law, (3) a Filing Receipt of the Department of State of the State of New York dated, 2003 relating to the Fund and (4) a Certificate dated, 2003 of the Special Deputy Secretary of State of the State of New York certifying that the Fund filed a Certificate of Designation in the Department of State of the State of New York on, 2003. We have assumed the genuineness of the signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to the corresponding originals of all documents submitted to us as copies. For purposes of our opinions regarding the effectiveness of the Registration Statement and the Exchange Act Registration Statement, we are relying solely on the oral representations of the Commission staff.

     We express no opinion as to the laws of any jurisdiction other than The Commonwealth of Massachusetts and the United States of America. We call your attention to the fact that the Purchase Agreement provides that it is to be governed by and construed in accordance with the laws of the State of New York and the Transfer Agency Agreement provides that it is to be governed by and construed in accordance with the laws of the State of Delaware, and to the fact that the Investment Management Agreement does not provide that it is to be governed by the laws of any particular jurisdiction. In rendering the opinion as to enforceability expressed in paragraph 5 below, we have limited the scope of our opinion to the conclusions that would be reached by a Massachusetts court that had determined that each of the Fund Agreements and the Investment Management Agreement would be governed by, and construed in accordance with, the internal laws of The Commonwealth of Massachusetts. Further, we express no opinion as to the state securities or Blue Sky laws of any jurisdiction, including The Commonwealth of Massachusetts.

     For purposes of our opinion set forth in paragraph 2 below with respect to the power and authority of the Fund to own, lease and operate its properties and conduct its business, we have relied upon certificates of officers of the Fund as to the states in which the Fund leases or owns real property or in which it conducts material operations.

     Insofar as this opinion relates to factual matters, we have made inquiries to officers of the Fund, the Investment Manager and the Portfolio Manager to the extent we believe reasonable with respect to such matters and have relied inter alia upon representations made by the Fund and the Investment Manager in the Purchase Agreement, representations made by the Portfolio Manager to the Investment Manager and representations made to us by one or more officers of the Fund, the Investment Manager or the Portfolio Manager. We have not independently verified the accuracy of such representations. Where our opinion relates to our "knowledge," that term means the conscious awareness of facts or other information by any lawyer in our firm giving substantive attention to the representation of the Fund with respect to the transactions contemplated by the Purchase Agreement, and does not require or imply (i) any examination of this firm's, any such lawyer's or any other person's or entity's files, or (ii) that any inquiry was made of any lawyer (other than the lawyers described above). In respect of our opinions set forth in paragraphs 4, 7, 9 and 11 below, we have not searched the dockets of any court, administrative body or other filing office in any jurisdiction.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Registration Statement and all post-effective amendments on or before the Closing Time, if any, are effective under the Securities Act; the filing of the Prospectus pursuant to Rule 497 under the Securities Act has been made in the manner and within the time period required by Rule 497; and based upon oral inquiries to the Commission staff on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission.

     2. The Fund has been duly organized and is validly existing and in good standing as an unincorporated voluntary association under and by virtue of the laws of The Commonwealth of Massachusetts and has full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Certificate of Designation relating to the Fund's conduct of business in the State of New York is on file with the Department of State of the State of New York, and the Fund is entitled to transact intrastate business in the State of California.

     3. The Fund's authorized capitalization is as set forth in the Registration Statement and the Prospectus. The Fund has an indefinite number of authorized common shares of beneficial interest, par value $0.00001 per share. The Shares conform in all material respects as to legal matters to the description of them under the section entitled "Description of Shares" in the Prospectus. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and are validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable, and the common shares of beneficial interest issued to Allianz Dresdner Asset Management of America L.P. on August 19, 2003 have been issued in one or more transactions exempt from the registration requirements of the Securities Act. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable. Except as contemplated by the Purchase Agreement, no person is entitled to any preemptive or other similar rights with respect to the Shares.

     4. The Fund was deemed to be registered under Section 8(a) of the Investment Company Act upon receipt by the Commission of the Notification of Registration. To our knowledge, the

Commission has not issued to the Fund notice of any hearing or other proceeding to consider suspension or revocation of any such registration statement. All required action has been taken by the Fund under the Securities Act, the Investment Company Act and the rules and regulations thereunder in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares pursuant to the Purchase Agreement.

     5. The Fund has full power and authority to enter into each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it. Each of the Fund Agreements has been duly and validly authorized, executed and delivered by the Fund. Each of the Fund Agreements, the Investment Management Agreement and the Portfolio Management Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act of 1940, as amended, as the case may be, and the rules and regulations thereunder (except we express no opinion as to the reasonableness or fairness of compensation payable under such agreements). Assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     6. The Fund has full power and authority to enter into each of the Investment Management Agreement and the Purchase Agreement and to perform all of the terms and provisions thereof to be carried out by it. The Investment Management Agreement and the Purchase Agreement have been duly and validly authorized, executed and delivered by the Fund. Assuming due authorization, execution and delivery by the other party thereto, the Investment Management Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation payable under such agreements), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     7. None of (a) the execution and delivery by the Fund of the Investment Management Agreement, the Purchase Agreement or any of the Fund Agreements, (b) the issue and sale by the Fund of the Shares as contemplated by the Purchase Agreement and (c) the performance by the Fund of its obligations under the Investment Management Agreement, the Purchase Agreement or any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Investment Management Agreement, the Purchase Agreement or any of the Fund Agreements conflicts or will conflict with, or results or will result in a breach of, or the creation or imposition of any lien, charge or encumbrance upon any assets or property of the Fund pursuant to, the Declaration of Trust or the By-laws or, to our knowledge, any agreement or instrument to which the Fund is a party or by which the Fund is bound or to which its property is subject, or violates or will violate any federal or Massachusetts statute, law or regulation or any judgment, injunction, order or decree of any federal or Massachusetts governmental agency or body that is applicable to the Fund and that is known to us, which violation would have a material adverse effect on the condition or business of the Fund.

     8. To our knowledge, the Fund is not in breach of, or in default under, its Declaration of Trust or By-laws, or any material written agreement or instrument to which it is a party or by which it or its property is bound or affected.

     9. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by the Fund for the consummation by the Fund of the transactions contemplated in the Investment Management

Agreement, the Purchase Agreement and the Fund Agreements, except such as (a) have been obtained under the Securities Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Purchase Agreement.

     10. To our knowledge, based upon a letter dated July 31, 2003, from Noreen
M. Culhane, Corporate Listings and Compliance of the New York Stock Exchange, authorizing the Shares for listing on such Exchange, the Shares have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance, and to our knowledge after due inquiry, including oral
inquiries of the Commission staff on             , 2003, the Exchange Act
                                     ------------
Registration Statement has become effective.

     11. To our knowledge, there are no legal, governmental or court proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

     12. To our knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

     13. Each of the sections in the Prospectus entitled "Tax Matters," to the extent that it states matters of United States law or legal conclusions with respect thereto, presents a fair and accurate summary of the principal federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

     14. The Registration Statement (except for the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the effective time set forth above, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations thereunder, and the Notification of Registration, when filed with the Commission, complied as to form in all material respects with the applicable requirements of the Investment Company Act and the rules and regulations thereunder.

     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus and, except in the respects and to the extent set forth in paragraphs 3, 13 and 14 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, we have participated in discussions with your representatives and employees and officers of the Fund, the Investment Manager and the Portfolio Manager and in discussions with the Fund's independent accountants, in which the business and the affairs of the Fund, the Investment Manager and the Portfolio Manager and the contents of the Registration Statement and the Prospectus were discussed. There is no assurance that all material facts as to the Fund, the Investment Manager, the Portfolio Manager and their affairs were disclosed to us or that our familiarity with the Fund and the Investment Manager or any familiarity with the Portfolio Manager is such that we would have necessarily recognized the materiality of such facts as were disclosed to us, and we have to a large extent relied upon statements of representatives of the Fund, the Investment Manager and the Portfolio Manager as to the materiality of the facts disclosed to us. On the basis of information that we have gained in the course of our representation of the Fund in connection with its preparation of the Registration Statement and the Prospectus and our participation in the discussions referred to above, no facts have come to our attention that would lead us to believe that, as of the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of being a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     This letter and the opinions expressed herein are furnished by us to you and are solely for benefit of the Underwriters, except that Clifford Chance US LLP may rely on this letter as to all matters governed by the laws of The Commonwealth of Massachusetts in delivering its opinion to you on the date hereof.

                                        Very truly yours,

                                        Ropes & Gray LLP

                                    * * * * *

                             August          , 2003
                                    ---------

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the Several Underwriters listed on
   Schedule A to the Purchase Agreement
      c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
New York, New York  10080

Ladies and Gentlemen:

     We have acted as counsel to PIMCO Floating Rate Income Fund (the "Fund") in
connection with the proposed issuance of             common shares of beneficial
                                         -----------
interest, with a par value of $0.00001 per share (the "Shares"). As an accommodation to the Fund, we are also rendering this opinion on behalf of PIMCO Advisors Fund Management LLC (the "Manager") solely with respect to the regulatory matters referred to below. This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement dated as of August [ ], 2003 (the "Purchase Agreement") among the Fund, the Investment Manager and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the underwriters listed on Schedule A thereto (the "Underwriters"). Capitalized terms used in this opinion, unless otherwise defined, have the meanings specified in our opinion of even date rendered on behalf of the Fund (the "Fund Opinion").

     Solely for purposes of this opinion, we have assumed that each of the Investment Management Agreement and the Portfolio Management Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the parties thereto in accordance with its respective terms, and that the descriptions of the Investment Management Agreement and the Portfolio Management Agreement in the Registration Statement are accurate and complete in all respects. We have also, with your permission and without independent investigation of the matters set forth therein, relied on the opinions of even date herewith of Newton B. Schott, Jr., Esq., Chief Legal Officer of the Investment Manager.

     We express no opinion as to the laws of any jurisdiction other than the United States of America.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Assuming the Investment Manager is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the "Investment Company Act"), from acting as investment manager for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus, neither the execution and delivery of the Purchase Agreement, the Investment Management Agreement or the Portfolio Management Agreement by the Investment Manager, nor the consummation by the Investment Manager of the transactions contemplated thereby, nor compliance by the Investment Manager with any of the terms and provisions thereof will violate the provisions of the Investment Company Act, the Advisers Act, or the rules and regulations thereunder; provided, however, that the foregoing does not represent an opinion as to (a) the reasonableness of the fees to be paid to the Investment Manager under the Investment Management Agreement or (b) the compliance by the Investment Manager with its indemnification and contribution obligations set forth in the Purchase Agreement.

     2. Assuming the Portfolio Manager is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting as portfolio manager for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus, neither the execution and delivery of the Portfolio Management Agreement by the Portfolio Manager, nor the consummation by the Portfolio Manager of the transactions contemplated thereby, nor compliance by the Portfolio Manager with any of the terms and provisions thereof will violate the provisions of the Investment Company Act, the Advisers Act or the rules and regulations thereunder; provided, however, that the foregoing does not represent an opinion as to the reasonableness of the fees to be paid to the Portfolio Manager under the Portfolio Management Agreement.

     This letter and the opinions expressed herein are furnished by us to you and are solely for benefit of the Underwriters.

                                        Very truly yours,

                                        Ropes & Gray LLP

                                                                     Exhibit A-2

                          FORM OF OPINION OF MANAGER'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the Several Underwriters listed on
   Schedule A to the Purchase Agreement
      c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
New York, New York  10080

          Re: PIMCO Advisors Fund Management LLC

Ladies and Gentlemen:

     I am the Chief Legal Officer of PIMCO Advisors Fund Management LLC, a Delaware limited liability company ("PAFM"), and have counseled PAFM in such capacity in connection with the sale to you by PIMCO Floating Rate Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), of an aggregate of common shares of beneficial interest, par value $0.00001 per
-------------
share, of the Fund, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the "Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), filed with the Securities and Exchange Commission (the "Commission") on June 20, 2003 (Act File No. 333-106334, and Investment Company Act File No. 811-21374), as amended by Pre-Effective Amendment No. 1 filed with the Commission on July 25, 2003 and
Pre-Effective Amendment No. 2 filed with the Commission on               and
                                                           -------------
Pre-Effective Amendment No. 3 filed with the Commission on               (such
                                                           -------------
registration statements collectively referred to herein as the "Registration Statement"), and a purchase agreement dated August [ ], 2003 by and among you, the Fund and PAFM (the "Purchase Agreement").

     This opinion is rendered to you pursuant to Section 5(b) of the Purchase Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Purchase Agreement.

     As such legal officer, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, the following:

     (a)  the Purchase Agreement;

     (b) that certain Investment Management Agreement by and between the Fund and PAFM, dated as of August 19, 2003;

     (c) that certain Portfolio Management Agreement by and between Pacific Investment Management Company LLC and PAFM, as accepted and agreed to by the Fund, dated as of August 19, 2003; and

     (d) that certain Additional Compensation Agreement with respect to the Fund by and between PAFM and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of August [ ], 2003.

     The documents described in subsections (a)-(d) above are referred to herein collectively as the "Transaction Documents."

     In my examination, I have assumed the genuineness of all signatures (other than those of officers of PAFM on the Transaction Documents), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

     I have been furnished with, and with your consent have relied upon, certificates of officers of PAFM with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

     I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Transaction Documents, generally.

     Whenever a statement herein is qualified by "to my knowledge" or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as Chief Legal Officer of PAFM.

     Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

     1. PAFM is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C (S) 18-101, et seq.) with all necessary limited liability company power and authority to enter into and deliver the Transaction Documents and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration Statement. Based on certificates from public officials, I confirm that PAFM is qualified to do business in the following
States: California, New York and Connecticut, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of PAFM to perform its obligations under the Investment Management Agreement and the Portfolio Management Agreement.

     2. The execution, delivery and performance of the Transaction Documents by PAFM have been duly authorized by all necessary limited liability company action of PAFM and no other actions on the part of PAFM or its unitholders or any subsidiary of PAFM or its unitholders is necessary to authorize and consummate the transactions contemplated thereby, and the Transaction Documents have been duly executed and delivered by PAFM.

     3. Each of the Investment Management Agreement, the Portfolio Management Agreement and the Additional Compensation Agreement constitutes a legally valid and binding agreement of PAFM, enforceable against PAFM in accordance with its terms.

     4. Neither the execution and delivery of the Transaction Documents by PAFM, nor the consummation by PAFM of transactions contemplated thereby, nor compliance by PAFM with any of the terms and provisions thereof will:

          (i) violate any provision of the Limited Liability Company Agreement of PAFM, effective May 23, 2000, as amended on July 1, 2001, December 12, 2001 and October 31, 2002, which is still in full force and effect and which has not been further amended or supplemented through the date hereof,

          (ii) violate any federal, Delaware or New York statute, rule or regulation applicable to PAFM (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as to which I express no opinion),

          (iii) violate any agreement to which PAFM is a party or by which it is bound and which is material to PAFM's businesses taken as a whole (the "Material Agreements"),

          (iv) violate any order, writ, injunction or decree, known to me and applicable to PAFM, or

          (v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by PAFM under any federal or Delaware statute, rule or regulation applicable to PAFM, except as have been obtained under the Act, the Investment Company Act or the Advisers Act.

          No opinion is expressed in this paragraph 4 as to the application of
Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud laws, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for PAFM's businesses.

     5. PAFM is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment manager for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus.

     6. The description of PAFM and its business, and the statements attributable to PAFM, set forth in the Registration Statement or the Prospectus under the headings "Prospectus Summary--Investment Manager" and "Management of the Fund" do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading

     7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against PAFM of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of PAFM to fulfill its obligations under any of the Transaction Documents.

     The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

          (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

          (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

          (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

          (d) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

     In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

     To the extent that the obligations of PAFM may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Transaction Documents other than PAFM are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Transaction Documents other than PAFM have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Transaction Documents and to perform their respective obligations under the Transaction Documents to which they are a party; and (iii) the Transaction Documents to which such parties other than PAFM are a party have been duly authorized, executed and delivered by such parties and, other than PAFM, constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Transaction Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Transaction Documents with any foreign laws or regulations applicable to the transactions contemplated by the Transaction Documents or which may affect the Transaction Documents' enforceability.

     This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                        Very truly yours,

                                    * * * * *

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated
As Representatives of the Several Underwriters listed on
   Schedule A to the Purchase Agreement
      c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
New York, New York  10080

          Re: Pacific Investment Management Company LLC

Ladies and Gentlemen:

     I am the Chief Legal Officer of PIMCO Advisors Fund Management LLC, a Delaware limited liability company ("PAFM"). PAFM is an affiliate of and under common control with Pacific Investment Management Company LLC, a Delaware limited liability company ("PIMCO"). I have discussed the matters covered by this opinion with internal counsel at PIMCO. In my capacity as Chief Legal Officer of PAFM, I am rendering this opinion on behalf of PIMCO in connection with the sale to you by PIMCO Floating Rate Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts
business trust) (the "Fund"), of an aggregate of             common shares of
                                                 -----------
beneficial interest, par value $0.00001 per share, of the Fund, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the "Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), filed with the Securities and Exchange Commission (the "Commission") on June 20, 2003 (Act File No. 333-106334, and Investment Company Act File No. 811-21374), as amended by Pre-Effective Amendment No. 1 filed with the Commission on July 25, 2003 and Pre-Effective Amendment No. 2 filed with the
Commission on              , 2003 and Pre-Effective Amendment No. 3 filed with
              -------------
the Commission on               (such registration statements collectively
                  -------------
referred to herein as the "Registration Statement"), and a purchase agreement dated August [__], 2003 by and among you, the Fund and PAFM (the "Purchase Agreement").

     This opinion is rendered to you pursuant to Section 5(b) of the Purchase Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Purchase Agreement.

     As Chief Legal Officer of PAFM, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, that certain Portfolio Management Agreement by and between PIMCO and PAFM, as accepted and agreed to by the Fund, dated as of August 19, 2003 (the "Portfolio Management Agreement").

     In my examination, I have assumed the genuineness of all signatures (other than those of officers of PIMCO on the Portfolio Management Agreement), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

     I have been furnished with, and with your consent have relied upon, certificates of officers of PIMCO with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

     I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Portfolio Management Agreement, generally.

     Whenever a statement herein is qualified by "to my knowledge" or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as Chief Legal Officer of PAFM.

     Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

     1. PIMCO is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C (S) 18-101, et seq.) with all necessary limited liability company power and authority to enter into and deliver the Portfolio Management Agreement and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration Statement. Based on certificates from public officials, I confirm that PIMCO is qualified to do business in the following States: California and New York, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of PIMCO to perform its obligations under the Portfolio Management Agreement.

     2. The execution, delivery and performance of the Portfolio Management Agreement by PIMCO have been duly authorized by all necessary limited liability company action of PIMCO and no other actions on the part of PIMCO or its unitholders or any subsidiary of PIMCO or its unitholders is necessary to authorize and consummate the transactions contemplated thereby, and the Portfolio Management Agreement has been duly executed and delivered by PIMCO.

     3. The Portfolio Management Agreement constitutes a legally valid and binding agreement of PIMCO, enforceable against PIMCO in accordance with its terms.

     4. Neither the execution and delivery of the Portfolio Management Agreement by PIMCO, nor the consummation by PIMCO of transactions contemplated thereby, nor compliance by PIMCO with any of the terms and provisions thereof will:

          (i) violate any provision of the Limited Liability Company Agreement of PIMCO, effective May 5, 2000,

          (ii) violate any federal, Delaware or New York statute, rule or regulation applicable to PIMCO (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as to which I express no opinion),

          (iii) violate any agreement to which PIMCO is a party or by which it is bound and which is material to PIMCO's businesses taken as a whole (the "Material Agreements"),

          (iv) violate any order, writ, injunction or decree, known to me and applicable to PIMCO, or

          (v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by PIMCO under any federal statute, rule or regulation applicable to PIMCO, except as have been obtained under the Act, the Investment Company Act or the Advisers Act.

          No opinion is expressed in this paragraph 4 as to the application of
Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud laws, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for PIMCO's businesses.

     5. PIMCO is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment sub-adviser for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus.

     6. The description of PIMCO and its business, and the statements attributable to PIMCO, set forth in the Registration Statement and the Prospectus under the headings "Prospectus Summary--Portfolio Manager" and "Management of the Fund" do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading.

     7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against PIMCO of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of PIMCO to fulfill its obligations under the Portfolio Management Agreement.

     The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

          (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

          (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

          (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

          (d) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

     In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

     To the extent that the obligations of PIMCO may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Portfolio Management Agreement other than PIMCO are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Portfolio Management Agreement other than PIMCO have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Portfolio Management Agreement and to perform their respective obligations under the Portfolio Management Agreement; and (iii) the Portfolio Management Agreement has been duly authorized, executed and delivered by such parties other than PIMCO and, other than PIMCO, constitutes their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any foreign laws or regulations applicable to the transactions contemplated by the Portfolio Management Agreement or which may affect the Portfolio Management Agreement's enforceability.

     This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                        Very truly yours,